UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

ICONIC BRANDS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53162	13-4362274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1174 Route 109, Lindenhurst, NY	11757
(Address of Principal Executive Offices)	(Zip Code)

(631) 991-3174
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On December 14, 2009 Iconic Brands, Inc., (the “Company”) entered into a twelve (12%) percent promissory note (the “Note”) with Double U Master Fund L.P. (the “Holder”) in the principal amount of $100,000.  The note shall be due and payable on January 14, 2010. Furthermore, as additional consideration for the Note, the Company has agreed to amend the terms of the warrant (the “Warrant”) issued to the Holder on August 19, 2009 to purchase 1,000,000 shares of the Company’s common stock.  The exercise price of the Warrant has been changed to one penny ($0.01).

The foregoing description of the Note is not intended to be complete and is qualified in its entirety by the complete text of the Note attached as exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1           12% Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ICONIC BRANDS, INC.

Date: December 18, 2009	By:	/s/ Richard DeCicco
Richard DeCicco
President, Chief Executive Officer and Director